UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2015

VIATAR CTC SOLUTIONS INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-199619 (Commission File Number)	26-1581305 (IRS Employer Identification No.)

116 John Street, Suite 10, Lowell, Massachusetts (Address of principal executive offices)	01852 (Zip Code)

Registrant’s telephone number, including area code: (617) 299-6590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ð	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
€	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

€	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
€	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 30, 2015, Viatar CTC Solutions Inc. issued a press release announcing that Ilan Reich, its Chief Executive Officer and Chairman, will present a corporate overview at the 8th Annual LD Micro Main Event to be held in Los Angles, CA from December 1 to December 3, 2015. A copy of the Company’s press release is furnished as Exhibit 99.1 and the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated November 30, 2015, issued by Viatar CTC Solutions Inc.
99.2	Power point presentation dated December 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATAR CTC SOLUTIONS INC.

Dated: November 30, 2015
	By:	/s/ Ilan Reich
	Name:	Ilan Reich
	Title:	Chief Executive Officer and Chief Financial Officer

Exhibit 99.1

Viatar CTC Solutions to Present at 8th Annual LD Micro Main Event Conference

LOWELL, MA-(November 30, 2015) - Viatar CTC Solutions, Inc. (OTCQB: VRTT), a medical technology company focused on the treatment of patients with metastatic cancer, today announced that Ilan Reich, Chairman and Chief Executive Officer, will present a corporate overview at the 8th Annual LD Micro Main Event being held on December 1-3, 2015 at the Luxe Sunset Hotel, Los Angeles, CA.

Mr. Reich will present on Thursday December 3, 2015 at 1:00 pm PT and will be available for one-on-one meetings on December 2-3, 2015.

About Viatar CTC Solutions

Viatar CTC Solutions Inc. is a medical technology company focused on the treatment of patients with metastatic cancer. The company's lead product, the Viatar™ Therapeutic Oncopheresis System, removes circulating tumor cells from whole blood using label-free cross-flow filtration. Pending regulatory approval targeted for 2016, it will be used as a periodic therapy to improve overall survival for a wide range of solid tumor types such as lung, breast, colon, prostate and gastric cancers. This proprietary technology also powers the company's liquid biopsy products, which are collection systems for use by genetic testing companies, researchers and medical oncologists that provide a greater quantity and purity of circulating tumor cells for their molecular analysis and personalized medicine objectives.

For More Information:

For Viatar CTC Solutions:

Ilan Reich

Chairman& CEO

ilan.reich@viatarctcsolutions.com

Investor Contacts:

Stephanie Prince

PCG Advisory Group

646.762.4518

Sprince@pcgadvisory.com

Dave Gentry

RedChip Companies

407-644-4256, ext. 104

dave@redchip.com

Media Contact:

Sean Leous

PCG Advisory Group

646.863.8998

sleous@pcgadvisory.com

Exhibit 99.2

VIATAR

CTC SOLUTIONS

Cancer Therapy Based on Removing Circulating Tumor Cells

December 2015

OTCQB: VRTT

Safe Harbor Statement

This presentation contains, and any accompanying oral presentation would no doubt contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Viatar CTC Solutions Inc. and its business. Forward-looking statements include all statements that are not historical facts and generally can be identified by terms such as anticipates, believes, could, estimates, expects, intends, may, plans, potential, predicts, projects, should, will, would, or the negative of those terms and similar expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

All forward looking statements contained in this presentation speak only as of the date hereof, and except as required by law, the Company assumes no obligation to update these forward-looking statements whether as a result of any new information, future events, changed circumstances or otherwise.

This presentation highlights basic information about Viatar CTC Solutions Inc. Because it is a summary, it does not contain all of the information that should be considered before investing in its securities.

OTCQB: VRTT
2
VIATAR

About Viatar CTC Solutions

- Oncology focus since 2010 based on internally-developed patents
- Became a public company in 2015 (OTCQB: VRTT) via Form S-1
- $17 million of funding since inception came from founder, family and network of ~100 high net worth investors
- Experienced management team with decades of experience in bringing medical devices to market

OTCQB: VRTT 3 VIATAR

Viatar's Cancer Therapy

- We developed a medical device to treat patients with cancer that has spread beyond the primary tumor (metastatic disease)
- It removes circulating tumor cells (CTCs) from the blood in a 4 hour treatment that is similar to dialysis
- It is a therapy to slow down metastasis of solid tumors without the side effects or cost of chemotherapy: improve patients' survival
- Available in late-2016 to treat cancer patients in Europe and Canada

OTCQB: VRTT 4 VIATAR

Viatar's Mission and Commitment

Annual Cost of Chronic Care
Cancer
Dialysis
HIV
Diabetes
-
25
50
75
100
125
Thousands
Viatar: $15,000

Our mission is to make metastatic cancer a chronic rather than fatal disease, and to reduce the cost of cancer care to healthcare systems

Target cost is $15,000 annually versus $200,000 for new immunotherapy drugs

Our commitment is to periodically reduce our pricing, so that Viatar's therapy will always be affordable

OTCQB: VRTT

5

VIATAR

Metastatic Disease Defines the Curse of Cancer

Cancer Type	5 Year Survival Rate
Prostate	28%
Breast	22%
Colon	11%
Liver	2%
Lung	1%

- Cancer is a major public health problem: eight million deaths annually
- 90% of cancer deaths are due to metastatic disease, not the primary tumor
- Annual cost of treating a metastatic patient is $125,000 and rising
- Metastatic cancer is invariably a fatal condition

OTCQB: VRTT 6 VIATAR

CTCs Drive Metastasis

Primary Tumor
Attachment
Local Breakdown
Blood Vessel
CTC
Secondary Tumor

Adapted from National Cancer Institute

- Millions of CTCs detach daily from a solid tumor and enter the bloodstream
- CTCs contain DNA from the primary tumor, and promote growth of distant tumors
- Intuitive logic: fewer CTCs = lower tumor burden and better outcome
- Since 2004 FDA recognizes that the number of CTCs correlates with and predicts survival

OTCQB: VRTT 7 VIATAR

Numerous Human Trials Use CTCs

1,0
0,8
0,6
0,4
0,2
0,0
Survival probability
p=0,003
<5 CTC
>=5 CTC
C.
0
10
20
30
Overall survival in month

Kaplan-Meier survival curve for triple negative breast cancer

- CTCs are now used as a biomarker in over 400 clinical trials, often using J&J's CellSearch system
- Success is defined as a durable reduction in the number of CTCs to the "safe zone"
- Breast cancer (left): 5 CTCs in a 10 cc blood test marks the difference between terminal disease vs 80% survival
- A drop in CTCs after Viatar treatment from 15 to 3 would predict significantly improved survival

OTCQB: VRTT 8 VIATAR

Compelling Animal Data

- Georgia Tech (2011): removed CTCs in mice with ovarian cancer ***just once*** = 32% longer survival + 11x slower progression
- MIT (2014, left): CTCs + platelets + white blood cells are necessary for metastasis; disrupt any of them = no metastasis
- U of Michigan (2015): collected CTCs for 28 days in mice with breast cancer = far fewer metastatic cells in lungs (88%) and liver (75%)

OTCQB: VRTT

9

Viatar's Innovation

- Able to recover 8 CTCs from cancer patient's blood (2010, below)
- Captured 25,000 CTCs with the same filter surface area (2015, left)
- Achieved a 2,000x scale-up in capacity for capturing CTCs

Area: 1 cm^2

OTCQB: VRTT 10

Viatar's Innovation: Design Details

Feed
Permeate

Blood from Patient
CTCs
Filter Membrane
Blood to Patient

- A normal filter passes all of the fluid directly through until it clogs
- Impractical for blood, which has 5 billion cells in a teaspoon
- Viatar's innovation adapted cross-flow filtration for human-scale use with cancer patients' blood

OTCQB: VRTT
11

Viatar's Innovation: Design Details

A, cross-section
10.0 µm
3000 X

- CTCs are larger and much less deformable: retained above Viatar's filter
- Our filter contains 135 million conical holes laser-drilled in a polymer film
- Safely passes ~3.5 billion blood cells per second, and captures millions of CTCs

OTCQB: VRTT
12

Clinical Trial To Determine Optimal Dose

- Human and animal data already establishes the efficacy of reducing the number of CTCs
- Viatar's challenge is to determine optimal dose: frequency and duration
- Eligibility criteria: metastatic disease + failed standard of care chemotherapy treatment
- 18 patients will be treated 2, 3 or 4 times per week for twelve weeks
- Measure change in number of CTCs and tumor size

OTCQB: VRTT

13

VIATAR

Timeline to Commercialization

1H 2016

- Complete engineering, manufacturing & animal test
- Apply for CE Mark regulatory approval

2H 2016

- Conduct pilot human clinical trial for therapeutic device
- Obtain CE Mark regulatory approval
- Begin commercialization in Europe & Canada using direct sales force and distributors

2017

- FDA regulatory process: PMA
- Conduct pivotal clinical studies

OTCQB: VRTT

14

VIATAR

Viatar's Diagnostic Applications

Over the next 5 years ***genetic testing*** will become the standard of care for all cancer patients. Viatar's ***liquid biopsy products collect CTCs from a small quantity of blood for use in downstream molecular analysis***

- Provides a significantly greater quantity and purity of CTCs for personalized medicine by genetic testing companies, researchers and medical oncologists
- Viatar already derives revenue from this segment
- Discussing new collaborations

Viatar

OTCQB: VRTT

15

VIATAR

Management Team

Ilan Reich: Founder and CEO

- Founded Viatar in 2008; over 15 years of CEO experience in medical devices and life sciences
- 2001-2007: CEO of SpectruMedix; advisor to RainDance Technologies, Warburg Pincus, Gabelli Capital
- 1997-2001: Inamed Corporation (implants for plastic surgery, aesthetics and obesity which was later acquired by Allergan for $3.5 billion)--roles included outside counsel, Director, President and Co-CEO
- Corporate and securities lawyer at Wachtell Lipton Rosen & Katz

Stephen Keaney: VP Research & Development

- Joined Viatar in 2012 with over 25 years engineering, product development and regulatory experience in bringing medical devices from the design stage to market at C.R. Bard, Boston Scientific, Volcano Corporation

Michael Patz: VP Clinical & Regulatory

- Joined Viatar in 2015 with over 20 years clinical trial and regulatory experience for medical devices at GI Dynamics, Conmed, Johnson & Johnson Lifescan

OTCQB: VRTT

16

VIATAR

Cap Table & Balance Sheet Highlights as of September 30, 2015

	Shares (in millions)
Common Stock	18.1
Warrants	0.5
Fully-diluted Common	18.6
Series A Preferred Stock	4.0

The Common Stock and Series A Preferred Stock have an 80/20 split of any dividends and proceeds from the sale of the Company

Cash and Equivalents	107,432
Total Assets	**107,432**
Accrued Income Tax Liability	762,637
Other Current Liabilities	190,595
Total Current Liabilities	**953,232**
Convertible Note, Net	400,000
Total Liabilities	**1,353,232**
Paid-in Capital	19,773,834
Shareholder's Deficit	**(1,245,800)**

OTCQB: VRTT

17

VIATAR

Valuation Metrics

SeeThruEquity research report on Viatar: $5 per share price target (equates to $100 million market cap)

Medical device companies with CE Mark but no revenues are traditionally valued at $150-250 million, either as public companies or in M&A transactions: equates to $8 to $14 per Viatar share

Numerous early stage cancer therapy companies are valued at over $1 billion: equates to $50 per share

Viatar Float

Viatar shares currently eligible for trading: ~12 million

Viatar shares deposited into brokerage accounts under street name: ~2.5 million

OTCQB: VRTT

18

VIATAR

Investment Highlights

Therapy to remove CTCs addresses a large and under-served market: metastatic cancer

Compelling animal and human data shows that removing CTCs improves overall survival and slows down metastasis

Liquid biopsy products address the hottest diagnostic market: personalized medicine

Near term commercialization opportunity in Europe and Canada with CE Mark in late-2016; pursuing longer, parallel track with FDA

Business model of single-use filters will provide long-term, high margin revenue

OTCQB: VRTT

19

VIATAR

Contact Information

Viatar CTC Solutions Inc.
116 John Street
Suite 10
Lowell, MA 01852
(617) 299-6590
www.viatarctcsolutions.com

Ilan Reich, Founder & CEO
(646) 732-2057
ilan.reich@viatarctcsolutions.com

OTCQB: VRTT 20 VIATAR